SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam California Tax Exempt Income Fund --
           Class A Shares
Fiscal period ending: September 30, 1996
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment       $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value  $1,017    $1,355       $2,016

T   =  Average Annual
       Total Return             1.71%     6.27%        7.26%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $15,414,929

Expenses                        $1,943,844

Reimbursement                   --

Average shares                  372,587,087

NAV                             8.46$

Sales Charge                    4.75%

POP                             $8.88

Yield at POP                    4.93%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.93%               4.93%
 ------      =       ------              =        9.00%
1-45.22%             .5478%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam California Tax Exempt Income Fund --
           Class B Shares
Fiscal period ending: September 30, 1996
Inception date (if less than 10 years of performance):
           January 4, 1993


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods 1 Year      5 Years 10 Years*

P   =  Initial Investment       $1,000    $            $1,000

ERV =  Ending Redeemable Value  $1,010    $            $1,199

T   =  Average Annual
       Total Return             0.99%     %            4.97%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $2,475,180

Expenses                        $592,829

Reimbursement                   --

Average shares                  59,885,602

NAV                             $8.45

Maximum Contingent Deferred
    Sales Charge                5.0%

Yield at NAV                    4.51%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.51%              4.51%
 ------      =       ------              =        8.23%
1-45.22%              .5478%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam California Tax Exempt Income Fund --
           Class M Shares
Fiscal period ending: September 30, 1996
Inception date (if less than 10 years of performance):
           February 14, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods   1 Year    5 Years 10 Years*

P   =  Initial Investment       $1,000    $            $1,000

ERV =  Ending Redeemable Value  $1,030    $            $1,099

T   =  Average Annual
       Total Return             3.03%     %            5.91%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $43,042

Expenses                        $7,697

Reimbursement                   --

Average shares                  $1,041,063

NAV                             $8.45

Sales Charge                    3.25%

POP                             $8.73

Yield at POP                    4.71%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.71%              4.71%
 ------      =       ------              =        8.60%
1-45.22%            .5478%